Exhibit 99.1
CUMULUS MEDIA Reports Operating Results for the Third Quarter 2019

ATLANTA, GA — November 11, 2019: Cumulus Media Inc. (NASDAQ: CMLS) (the “Company,” “we,” “us,” or “our”) today announced operating results for the three and nine months ended September 30, 2019.

Third Quarter Financial Highlights

•	As compared to the third quarter of 2018 on an As Reported GAAP basis:

◦	Net revenue decreased 0.5%

◦	Net income was $16.3 million

◦	Adjusted EBITDA(1) decreased 5.5%

•	As compared to the third quarter of 2018 on a Same Station(2) basis, excluding the impact of political revenue:

◦	Net revenue increased 3.9%

◦	Adjusted EBITDA(1) increased 2.2%

•	As compared to the third quarter of 2018 on a Same Station(2) basis, including the impact of political revenue:

◦	Net revenue increased 3.2%

◦	Adjusted EBITDA(1) decreased 0.8%

Mary G. Berner, President and Chief Executive Officer of CUMULUS MEDIA, said, “In the third quarter, the Company turned in another strong performance with same station revenue and Adjusted EBITDA growth of 3.9% and 2.2%, respectively, on an ex-political basis.  Our operating plan has continued to deliver industry-leading digital revenue growth and continuing growth in our national and network channels.  We also made great progress in the quarter on our balance sheet as our free cash flow generation allowed us to fund a voluntary debt prepayment of approximately $29 million, which reduced net leverage to 4.5x.  Additionally, we completed a $525 million term loan refinancing that extended our debt maturity and reduced future interest expense.”

Within the quarter, the Company reassessed its reportable segments and concluded it has one reportable segment. Prior to this change, the Company had two reportable segments: Cumulus Radio Station Group and Westwood One.

References to "Successor Company" relate to the Company on and subsequent to June 4, 2018. References to "Predecessor Company" refer to the Company prior to June 4, 2018. For the purposes of analyzing the results presented herein, the Company is presenting the combined results of operations for the period June 4, 2018 to September 30, 2018 of the Successor Company with the period January 1, 2018 to June 3, 2018 of the Predecessor Company. Although this presentation is not in accordance with accounting principles generally accepted in the United States, the Company believes presenting such combined results allows for a more meaningful comparison of results for the nine month period ended September 30, 2019 to the nine month period ended September 30, 2018. For more information regarding the Predecessor and Successor Company results, please see the Company’s Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission (the “SEC”).

Operating Summary (in thousands, except percentages and per share data):

As Reported	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	% Change
Net revenue	$280,808	$282,254	(0.5)%
Net income	$16,323	$12,713	28.4%
Adjusted EBITDA (1)	$58,707	$62,104	(5.5)%
Basic income per share	$0.81	$0.64	N/A
Diluted income per share	$0.81	$0.63	N/A

Same Station (2)
	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	% Change
Net revenue	$280,808	$272,189	3.2%
Adjusted EBITDA (1)	$58,707	$59,207	(0.8)%

	Successor Company	Non-GAAP Combined Predecessor and Successor Company
As Reported	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018	% Change
Net revenue	$827,977	$831,182	(0.4)%
Net income	$59,635	$713,849	(91.6)%
Adjusted EBITDA (1)	$162,325	$168,731	(3.8)%
Basic income per share	$2.96	N/A	N/A
Diluted income per share	$2.95	N/A	N/A

Same Station (2)	Successor Company	Non-GAAP Combined Predecessor and Successor Company
	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018	% Change
Net revenue	$824,246	$809,836	1.8%
Adjusted EBITDA (1)	$161,962	$161,569	0.2%

Revenue Detail Summary (in thousands):

As Reported	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	% Change
Broadcast Radio Revenue:
Spot	$161,211	$168,554	(4.4)%
Network	78,404	75,716	3.6%
Total Broadcast Radio Revenue	239,615	244,270	(1.9)%
Digital	19,935	13,459	48.1%
Other	21,258	24,525	(13.3)%
Net Revenue	$280,808	$282,254	(0.5)%

	Successor Company	Non-GAAP Combined Predecessor and Successor Company
As Reported	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018	% Change
Broadcast Radio Revenue:
Spot	$463,900	$488,276	(5.0)%
Network	236,446	230,949	2.4%
Total Broadcast Radio Revenue	700,346	719,225	(2.6)%
Digital	56,984	34,626	64.6%
Other	70,647	77,331	(8.6)%
Net Revenue	$827,977	$831,182	(0.4)%

Same Station (2)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	% Change
Broadcast Radio Revenue:
Spot	$161,211	$161,306	(0.1)%
Network	78,404	74,715	4.9%
Total Broadcast Radio Revenue	239,615	236,021	1.5%
Digital	19,935	13,171	51.4%
Other	21,258	22,997	(7.6)%
Net Revenue	$280,808	$272,189	3.2%

	Successor Company	Non-GAAP Combined Predecessor and Successor Company
Same Station (2)	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018	% Change
Broadcast Radio Revenue:
Spot	$461,300	$474,057	(2.7)%
Network	235,990	227,884	3.6%
Total Broadcast Radio Revenue	697,290	701,941	(0.7)%
Digital	56,896	34,130	66.7%
Other	70,060	73,765	(5.0)%
Net Revenue	$824,246	$809,836	1.8%

Balance Sheet Summary (in thousands):

	September 30, 2019	December 31, 2018	% Change
Cash and cash equivalents	$7,751	$27,584	(71.9)%
Term loan (3)	$525,000	$1,243,299	(57.8)%
6.75% Senior notes (3)	$500,000	$—	N/A

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	% Change
Capital expenditures	$6,684	$5,897	13.3%

	Successor Company	Non-GAAP Combined Predecessor and Successor Company
	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018	% Change
Capital expenditures	$17,399	$21,885	(20.5)%

(1)
Adjusted EBITDA is not a financial measure calculated or presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). For additional information, see “Non-GAAP Financial Measure."

(2)
Adjusted for certain station dispositions and swaps as if these dispositions and swaps had occurred as of April 1, 2019 and April 1, 2018 (or in the case of KLOS-FM, as of the commencement of the LMA on April 16, 2019 and as of April 16, 2018).

(3)	Excludes unamortized debt issuance costs.

Earnings Conference Call Details
The Company will host a conference call today at 4:30 PM EST to discuss its third quarter 2019 operating results. A link to the webcast of the conference call will be available on the investor section of the Company’s website (www.cumulusmedia.com/investors). The conference call dial-in number for domestic callers is 877-830-7699 for call access. If prompted, the conference ID number is 2870957. Please call five to ten minutes in advance to ensure that you are connected prior to the call.

Following completion of the call, a recording of the call can be accessed via a link at www.cumulusmedia.com/investors.

Forward-Looking Statements
Certain statements in this release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations primarily with respect to our future operating, financial, and strategic performance. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties related to our recently completed financial restructuring and other risk factors described from time to time in our filings with the Securities and Exchange Commission. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter our actual results of operations or financial condition. CUMULUS MEDIA assumes no responsibility to update any forward-looking statement as a result of new information, future events, or otherwise.

About CUMULUS MEDIA
CUMULUS MEDIA (NASDAQ: CMLS) is a leading audio-first media and entertainment company delivering premium content to over a quarter billion people every month - wherever and whenever they want it. CUMULUS MEDIA engages listeners with high-quality local programming through 428 owned-and-operated stations across 87 markets; delivers nationally-syndicated sports, news, talk, and entertainment programming from iconic brands including the NFL, the NCAA, the Masters, the Olympics, the Academy of Country Music Awards, and many other world-class partners across nearly 8,000 affiliated stations through Westwood One, the largest audio network in America; and inspires listeners through its rapidly growing network of original podcasts that are smart, entertaining and thought-provoking. CUMULUS MEDIA provides advertisers with personal connections, local impact and national reach through on-air and on-demand digital, mobile, social, and voice-activated platforms, as well integrated digital marketing services, powerful influencers, full-service audio solutions, industry-leading research and insights, and live event experiences. CUMULUS MEDIA is the only audio media company to provide marketers with local and national advertising performance guarantees. For more information visit www.cumulusmedia.com.

Non-GAAP Financial Measure

From time to time we utilize certain financial measures that are not prepared or calculated in accordance with GAAP to assess our financial performance and profitability. Consolidated adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA") is the financial metric by which management and the chief operating decision maker allocate resources of the Company and analyze the performance of the Company as a whole. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and the funding of our non-operating expenses including debt service and acquisitions.

In determining Adjusted EBITDA, the Company excludes from net income items not related to core operations and those that are non-cash including: interest, taxes, depreciation, amortization, stock-based compensation expense, gain or loss on the exchange, sale, or disposal of any assets or stations, early extinguishment of debt, local marketing agreement fees, expenses relating to acquisitions, divestitures, restructuring costs, reorganization items and non-cash impairments of assets, if any.

Due to the significant effect that the Company’s material station acquisitions and dispositions have had on our results of operations, the Company also presents certain financial information herein on a “Same Station” basis, with and excluding the effect of political advertising in order to address the cyclical nature of the two-year election cycle. Same Station metrics are adjusted for material station acquisitions and dispositions as if these acquisitions and dispositions had occurred as of the beginning of the comparable prior period. Same station financial measures excluding the impact of political advertising are further adjusted to exclude the impact of political advertising in the comparable periods.
Management believes that Adjusted EBITDA and Same Station financial measures, with and excluding the impact of political advertising, although not measures that are calculated in accordance with GAAP, are commonly employed by the investment community as measures for determining the market value of a media company and comparing the operational and financial performance among media companies. Management has also observed that Adjusted EBITDA and Same Station financial measures, with and excluding the impact of political advertising, are routinely utilized to evaluate and negotiate the potential purchase price for media companies. Given the relevance to our overall value, management believes that investors consider the metrics to be extremely useful.
Adjusted EBITDA and Same Station financial measures, with and excluding the impact of political advertising, should not be considered in isolation or as a substitute for net income (loss), net revenue, operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA and Same Station financial measures, with and excluding the impact of political advertising, may be defined or calculated differently by other companies and comparability may be limited.

For further information, please contact:
Cumulus Media Inc.
Investor Relations
IR@cumulus.com
404-260-6600

Supplemental Financial Data and Reconciliations

CUMULUS MEDIA INC.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands)

	Successor Company		Successor Company	Non-GAAP Combined Predecessor and Successor Company
	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Net revenue	$280,808	$282,254	$827,977	$831,182
Operating expenses:
Content costs	98,335	98,494	295,931	291,349
Selling, general and administrative expenses	115,289	114,345	344,609	347,057
Depreciation and amortization	11,885	14,142	40,020	40,567
Local marketing agreement fees	902	1,006	2,383	3,173
Corporate expenses	8,649	7,009	25,726	24,024
Stock-based compensation expense	1,492	1,131	3,806	2,014
Restructuring costs	1,764	2,738	17,565	12,134
Impairment of assets held for sale	5,000	—	5,000	—
(Gain) loss on sale of assets or stations	(8,188)	34	(55,912)	192
Total operating expenses	235,128	238,899	679,128	720,510
Operating income	45,680	43,355	148,849	110,672
Non-operating (expense) income:
Reorganization items, net	—	—	—	466,201
Interest expense	(22,754)	(22,403)	(66,101)	(28,839)
Interest income	9	16	21	70
Gain on early extinguishment of debt	—	—	381	—
Other expense, net	18	(3,177)	(44)	(3,430)
Total non-operating (expense) income, net	(22,727)	(25,564)	(65,743)	434,002
Income before income tax (expense) benefit	22,953	17,791	83,106	544,674
Income tax (expense) benefit	(6,630)	(5,078)	(23,471)	169,175
Net income	$16,323	$12,713	$59,635	$713,849

	Successor Company	Predecessor Company
	Period from June 4, 2018 through September 30, 2018	Period from January 1, 2018 through June 3, 2018
Net revenue	$377,258	$453,924
Operating expenses:
Content costs	127,464	163,885
Selling, general and administrative expenses	151,779	195,278
Depreciation and amortization	18,521	22,046
Local marketing agreement fees	1,364	1,809
Corporate expenses	9,541	14,483
Stock-based compensation expense	1,783	231
Acquisition-related restructuring costs	9,679	2,455
Loss on sale of assets or stations	34	158
Total operating expenses	320,165	400,345
Operating income	57,093	53,579
Non-operating (expense) income:
Reorganization items, net	—	466,201
Interest expense	(28,579)	(260)
Interest income	20	50
Other expense, net	(3,157)	(273)
Total non-operating (expense) income, net	(31,716)	465,718
Income before income tax (expense) benefit	25,377	519,297
Income tax (expense) benefit	(7,684)	176,859
Net income	$17,693	$696,156

The following tables reconcile net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the periods presented herein (dollars in thousands):

As Reported	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018
GAAP net income	$16,323	$12,713
Income tax expense	6,630	5,078
Non-operating expense, including net interest expense	22,727	25,564
Local marketing agreement fees	902	1,006
Depreciation and amortization	11,885	14,142
Stock-based compensation expense	1,492	1,131
Impairment of assets held for sale	5,000	—
(Gain) loss on sale of assets or stations	(8,188)	34
Restructuring costs	1,764	2,738
Franchise taxes	172	(302)
Adjusted EBITDA	$58,707	$62,104

Same Station	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018
Net income	$16,323	$9,816
Income tax expense	6,630	5,078
Non-operating expense, including net interest expense	22,727	25,564
Local marketing agreement fees	902	1,006
Depreciation and amortization	11,885	14,142
Stock-based compensation expense	1,492	1,131
Impairment of assets held for sale	5,000	—
(Gain) loss on sale of assets or stations	(8,188)	34
Restructuring costs	1,764	2,738
Franchise taxes	172	(302)
Adjusted EBITDA	$58,707	$59,207

As Reported	Nine Months Ended September 30, 2019
GAAP net income	$59,635
Income tax expense	23,471
Non-operating expense, including net interest expense	66,124
Local marketing agreement fees	2,383
Depreciation and amortization	40,020
Stock-based compensation expense	3,806
Impairment of assets held for sale	5,000
Gain on sale of assets or stations	(55,912)
Restructuring costs	17,565
Franchise taxes	614
Gain on early extinguishment of debt	(381)
Adjusted EBITDA	$162,325

	Successor Company	Predecessor Company	Non-GAAP Combined Predecessor and Successor Company
As Reported	Period from June 4, 2018 through September 30, 2018	Period from January 1, 2018 through June 3, 2018	Nine Months Ended September 30, 2018
GAAP net income	$17,693	$696,156	$713,849
Income tax expense (benefit)	7,684	(176,859)	(169,175)
Non-operating expense, including net interest expense	31,716	483	32,199
Local marketing agreement fees	1,364	1,809	3,173
Depreciation and amortization	18,521	22,046	40,567
Stock-based compensation expense	1,783	231	2,014
Loss on sale of assets or stations	34	158	192
Reorganization items, net	—	(466,201)	(466,201)
Restructuring costs	9,679	2,455	12,134
Franchise taxes	(255)	234	(21)
Adjusted EBITDA	$88,219	$80,512	$168,731

	Successor Company	Non-GAAP Combined Predecessor and Successor Company
Same Station	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Net income	$59,272	$706,590
Income tax expense (benefit)	23,471	(169,175)
Non-operating expense, including net interest expense	66,124	32,199
Local marketing agreement fees	2,383	3,173
Depreciation and amortization	40,020	40,567
Stock-based compensation expense	3,806	2,014
Impairment of assets held for sale	5,000	—
(Gain) loss on sale of assets or stations	(55,912)	192
Reorganization items, net	—	(466,201)
Restructuring costs	17,565	12,134
Franchise taxes	614	(21)
Gain on early extinguishment of debt	(381)	—
Adjusted EBITDA	$161,962	$161,569

The following tables reconcile as reported net revenue and as reported Adjusted EBITDA to same station net revenue and same station Adjusted EBITDA, both including and excluding the impact of political, for the periods presented herein (dollars in thousands):

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018
As reported net revenue	$280,808	$282,254
Station dispositions and swaps	—	(10,065)
Same station net revenue	$280,808	$272,189
Political revenue	(1,713)	(3,633)
Same station net revenue, excluding impact of political revenue	$279,095	$268,556

	Nine Months Ended September 30, 2019 (Successor Company)	Nine Months Ended September 30, 2018 (Non-GAAP Combined Predecessor and Successor Company)
As reported net revenue	$827,977	$831,182
Station dispositions and swaps	(3,731)	(21,346)
Same station net revenue	$824,246	$809,836
Political revenue	(3,447)	(8,698)
Same station net revenue, excluding impact of political revenue	$820,799	$801,138

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018
As reported Adjusted EBITDA	$58,707	$62,104
Station dispositions and swaps	—	(2,897)
Same station Adjusted EBITDA	$58,707	$59,207
Political EBITDA	(1,541)	(3,270)
Same station Adjusted EBITDA, excluding impact of political EBITDA	$57,166	$55,937

	Nine Months Ended September 30, 2019 (Successor Company)	Nine Months Ended September 30, 2018 (Non-GAAP Combined Predecessor and Successor Company)
As reported Adjusted EBITDA	$162,325	$168,731
Station dispositions and swaps	(363)	(7,162)
Same station Adjusted EBITDA	$161,962	$161,569
Political EBITDA	(3,102)	(7,828)
Same station Adjusted EBITDA, excluding impact of political EBITDA	$158,860	$153,741

The following tables provide disaggregated revenue detail by quarter for 2019 and 2018 as reported and same station (dollars in thousands):

As Reported	Three Months Ended September 30, 2019	Three Months Ended June 30, 2019	Three Months Ended March 31, 2019
Broadcast Radio Revenue:
Spot	$161,211	$163,111	$139,579
Network	78,404	72,877	85,164
Total Broadcast Radio Revenue	239,615	235,988	224,743
Digital	19,935	20,208	16,841
Other	21,258	23,477	25,912
Net Revenue	$280,808	$279,673	$267,496

Same Station	Three Months Ended September 30, 2019	Three Months Ended June 30, 2019	Three Months Ended March 31, 2019
Broadcast Radio Revenue:
Spot	$161,211	$160,510	$139,579
Network	78,404	72,421	85,164
Total Broadcast Radio Revenue	239,615	232,931	224,743
Digital	19,935	20,120	16,841
Other	21,258	22,890	25,912
Net Revenue	$280,808	$275,941	$267,496

	Successor Company		Non-GAAP Combined Predecessor and Successor Company	Predecessor Company
As Reported	Three Months Ended December 31, 2018	Three Months Ended September 30, 2018	Three Months Ended June 30, 2018	Three Months Ended March 31, 2018
Broadcast Radio Revenue:
Spot	$180,169	$168,554	$174,502	$145,221
Network	85,101	75,716	72,389	82,844
Total Broadcast Radio Revenue	265,270	244,270	246,891	228,065
Digital	15,638	13,459	11,929	9,239
Other	28,270	24,525	26,429	26,375
Net Revenue	$309,178	$282,254	$285,249	$263,679

	Successor Company		Non-GAAP Combined Predecessor and Successor Company	Predecessor Company
Same Station	Three Months Ended December 31, 2018	Three Months Ended September 30, 2018	Three Months Ended June 30, 2018	Three Months Ended March 31, 2018
Broadcast Radio Revenue:
Spot	$173,854	$161,306	$167,617	$145,135
Network	82,493	74,715	70,326	82,844
Total Broadcast Radio Revenue	256,347	236,021	237,943	227,979
Digital	15,407	13,171	11,669	9,290
Other	26,818	22,997	24,493	26,274
Net Revenue	$298,572	$272,189	$274,105	$263,543
The following table discloses net revenue for each of the Predecessor and Successor Company periods presented herein. When combined, these periods present the Company's non-GAAP combined Predecessor and Successor net revenue for the nine months ended September 30, 2018 (dollars in thousands):

	Successor Company	Predecessor Company
	Period from June 4, 2018 through September 30, 2018	Period from January 1, 2018 through June 3, 2018
Net revenue	$377,258	$453,924

The following table discloses capital expenditures for each of the Predecessor and Successor Company periods presented below. When combined, these periods present the Company's non-GAAP combined Predecessor and Successor capital expenditures for the nine months ended September 30, 2018 (dollars in thousands):

	Successor Company	Predecessor Company
	Period from June 4, 2018 through September 30, 2018	Period from January 1, 2018 through June 3, 2018
Capital expenditures	$7,866	$14,019